UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2004

2-TRACK GLOBAL, INC.
Exact name of registrant as specified in its charter)

Nevada	333-89208	41-203667
(State or other jurisdiction                                   (Commission                          (IRS Employer
of incorporation)                                     File Number)                         Identification No.)

35 Argo House, Kilburn Park Road, London, UK NW6 5LF
(Address of principal executive office

Registration’s telephone number, including area code: 011-44-20-7644-0472

ECP Ventures, Inc., 1635 Blue Jay Place, Coquitlam, B.C., Canada V3E 3E2

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Page - 1

SECTION 8 - OTHER EVENTS

Item 8.01    Other Events

On November 30, 2004, the mining property development Option Agreement between the Company and Mr. Larry Sostad was terminated.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

                    Audited consolidated financial statements of 2-Track Global, Inc. and its wholly owned subsidiary 2-Track Limited.

(i)	Independent Auditor’s Report
(ii)	Financial Statements as of December 31, 2004
(iii)	Notes to Audited Financial Statements

(b)	Pro Forma Financial Information

(i)	Independent Accountant’s Report
(ii)	Pro Forma Financial Statements
(iii)	Notes to Pro Forma Financial Statements

(c)	Exhibits

None

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MOEN AND COMPANY CHARTERED ACCOUNTANTS
Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)
Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 - 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6
Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

Report of Independent Registered Public Accounting Firm

To the Shareholders and Directors of
2-Track Global, Inc. (formerly named ECP Ventures, Inc.)
(A Nevada Corporation)

We have audited the consolidated balance sheet of 2-Track Global, Inc. (formerly named ECP Ventures, Inc.) (A Nevada Corporation) as of December 31, 2004, and the related consolidated statements of income, retained earnings, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not examine the financial statements of 2-Track Limited (a United Kingdom Corporation), a consolidated 100% owned subsidiary whose statements reflect total assets constituting 57% of the related consolidated totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for 2-Track Limited, is based solely on the report of the other auditors.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of 2-Track Global, Inc. (formerly named ECP Ventures, Inc.) (A Nevada Corporation) as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

   "Moen and Company"
Vancouver, British Columbia, Canada
Chartered Accountants
February 15, 2005

Page - 3

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Consolidated Balance Sheet
December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures at December 31, 2003)

ASSETS	2004	2003
Current Assets
Cash	$229,970	$208,802
Accounts receivable	13,892
Prepaid expense		1,346
TOTAL CURRENT ASSETS	243,862	210,148
Fixed assets (Note 8)	522
Intangible assets (Note 9)	217,835

TOTAL ASSETS	$462,219	$210,148

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$155,788	$1,562
Loan payable to related party (Note 4)		50,000
TOTAL CURRENT LIABILITIES	155,788	51,562
Stockholders' Equity
Capital Stock
Issued and outstanding
par value	7,500	3,000
Additional paid in capital	343,945	198,000
	351,445	201,000
Retained earnings (Deficit)	(40,483)	(42,414)
Cumulative currency translation adjustments	(4,531)
TOTAL STOCKHOLDERS' EQUITY	306,431	158,586
TOTAL CURRENT LIABILITIES AND STOCKHOLDERS' EQUITY	$462,219	$210,148

Approved on Behalf of the Board
, President and Chief Executive Officer and Director
,Secretary and Treasurer and Chief Financial Officer and Director

See Accompanying Notes and Independent Auditors' Report

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Consolidated Statement of Income
For Year Ended December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures for Year Ended December 31, 2003)

	2004	2003

Sales	$ 106	$
Cost of Sales	615
Gross Profit	(509)
Debt extinguished	50,000
	49,491
Expenses
Administrative expenses	$41,973	$10,085
Exploration costs	4,038	5,750
Depreciation	2

TOTAL EXPENSES	46,013	15,835
Profit (Loss) Before Income Taxes	3,478	(15,835)
Income Taxes	1,547
Net Profit (Loss) for the Period	$1,931	$(15,835)

Basic & Diluted Earning per Share	$0.00	$0.00

See Accompanying Notes and Independent Auditors' Report

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Consolidated Statement of Retained Earnings (Deficit)
For Year Ended December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures for Year Ended December 31, 2003)

	2004	2003

Balance, beginning of year	$(42,414)	$(26,579)
Net Profit (Loss) for the year	1,931	(15,835)
Balance, end of year (Deficit)	$(40,483)	$(42,414)
See Accompanying Notes and Independent Auditors' Report

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Consolidated Statement of Cash Flows
For Year Ended December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures for Year Ended December 31, 2003)

	2004	2003
Cash Provided by (Used for)
Operating Activities
Net profit (loss) for the period	$1,931	$(15,835)
Items not requiring use of cash:
Depreciation	2
Debt extinguished	(50,000)
Cumulative currency translation adjustment	(1,863)
Changes in non-cash working capital items
Accounts receivable	2,794
Prepaid expense	1,346	(1,246)
Accounts payable	(11,130)	562
Cash provided by (used for) operating activities	(56,920)	(16,519)
Investing Activities

Cash used for investing purposes
Financing Activities
Capital stock subscribed	--	200,000

Cash provided by financing activities		200,000
Cash increase (decrease) during the period	(56,920)	183,481
Cash, balance of subsidiary at date of acquisition	78,088
Cash, Beginning of period	208,802	25,321
Cash, End of period	$229,970	$208,802

See Accompanying Notes and Independent Auditors' Report

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Consolidated Statement of Stockholders' Equity
For Year Ended December 31, 2004
(Expressed In U.S. Dollars)

							Cumulative	Total
	Price	Number of		Additional	Total	Retained	Currency	Share-
	Per	Common	par	Paid-in	Capital	Earnings	Translation	holders'
	Share	Shares	Value	Capital	Stock	(Deficit)	Adjustments	Equity
March 12, 2002
Issuance of shares for cash	$0.001	1,000,000	$1,000	--	$1,000			$1,000
Net loss for the period from date of inception
on March 12, 2002 to December 31, 2002						$(26,579)		(26,579)
Balance, December 31, 2002		1,000,000	1,000	--	1,000	(26,579)		(25,579)
July 30, 2003
Issuance of shares for cash	$0.10	2,000,000	2,000	198,000	200,000			200,000
Net loss for twelve months ended December 31, 2003						(15,835)		(15,835)
Balance, December 31, 2003		3,000,000	3,000	198,000	201,000	(42,414)		158,586
Net profit for twelve months ended December 31, 2004						1,931	(2,668)	(737)
November 30, 2004
Issuance of shares for subsidiary		4,500,000	4,500	145,945	150,445			150,445

Opening cumulative currency translation
adjustment at date of acquisition of subsidiary							(1,863)	(1,863)
Balance, December 31, 2004		7,500,000	$7,500	$343,945	$351,445	$(40,483)	$(4,531)	$306,431

Forward split 4:1		30,000,000
See Accompanying Notes and Independent Auditors' Report

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 1.    ORGANIZATION AND NATURE OF BUSINESS

2-Track Global, Inc. ("the Company") was incorporated on March 12, 2002, as ECP Ventures, Inc. (the date of inception was on that date) under the Company Act of the State of Nevada, U.S.A., to pursue the business of mineral exploration. The Company changed its name to 2-Track Global, Inc. on December 1, 2004 concurrent with the acquisition of it's wholly-owned subsidiary United Kingdom Corporation, 2-Track Limited and changed the nature of its business to logistics-oriented technology including vessel and vehicle fleet management solutions, and a proprietary positional real-time integrity and status monitoring system for containers and other remote assets.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements of 2-Track Global, Inc. have been prepared in accordance with accounting principles generally accepted in the United States of America (USGAAP) and include the accounts of its wholly-owned subsidiary United Kingdom Corporation, 2-Track Limited, acquired on November 30, 2004. 2-Track Global, Inc. includes in consolidation only the subsidiary’s revenue and expenses subsequent to the date that control was obtained on November 30, 2004 (ARB-51, PARA 11).

Exploration stage company

2-Track Global, Inc. was an exploration stage company and concurrent with the acquisition of the subsidiary company, on November 30, 2004 changed the nature of its business to high technology carried on by the subsidiary.

Use of estimates

The preparation of financial statements in conformity with USGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of cash on deposit and highly liquid short-term interest bearing securities with a maturity at the date of purchase of three months or less.

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Income Taxes

Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statement at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Compensated absences

Employees of the Company are entitled to paid vacations, sick days and other time off depending on job classification, length of service and other factors. It is impractical to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when paid to employees.

Earnings per share

The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted earnings per share. Basic earnings per share is computed by dividing net income available to common shareowners by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net loss per share are excluded.

Page - 10

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Disclosure about fair value of financial instruments

The Company has financial instruments held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 2004 as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that could be realized in a current market exchange.

Concentration of credit risk

Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents which are not collateralized. The Company limits its exposure to credit loss by placing its cash and cash equivalents with high credit quality financial institutions.

Long-lived assets

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company’s results of operations, cash flows or financial position in these financial statements.

Page - 11

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Foreign currency translation

The accounts of the Company are translated into US Dollars on the following basis:

•	Monetary assets and liabilities are translated at the current rate of exchange.
•	The weighted average exchange rate for the period is used to translate revenue, expenses, and gains or losses from the functional currency to the reporting currency.
•	The gain or loss on translation is reported as a separate component of stockholders’ equity and not recognized in net income. Gains or losses on remeasurement are recognized in current net income.
•	Gains or losses from foreign currency transactions are recognized in current net income.
•	Fixed assets are measured at historical exchange rates that existed at the time of the transaction.
•	Depreciation is measured at historical exchange rates that existed at the time the underlying related asset was acquired.
•	An analysis of the changes in the cumulative translation adjustment as disclosed as part of stockholders’ equity.

Stock-based Compensation

SFAS No. 123, "Accounting for stock-based compensation" permits the use of either a "fair value based method" or the "intrinsic value method" defined in Accounting Principles Board Opinion 25, "Accounting for stock issued to employees" (APB 25) to account for stock-based compensation arrangements.

Companies that elect to use the method provided in APB25 are required to disclose pro forma net income and pro forma earnings per share information that would have resulted from the use of the fair value based methods. The Company has elected to continue to determine the value of stock-based compensation arrangements with employees under the provisions of APB 25. No pro forma disclosures have been included with the accompanying financial statements as there was no pro forma effect to the Company’s net loss or net loss per share.

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Fixed assets

The Company depreciates its furniture, fixture and equipment using the straight-line basis at the rate of 33.3% per annum.

Intangible assets

Intangible assets represent costs incurred related to computer software development. application stage costs for two separate product developments. These costs will be amortized on a straight-line basis over a three year period, commencing on completion of each product - expected March 2005 and October 2005 respectively.

Mineral property acquisition costs and deferred exploration expenditures

As of November 30, 2004, the Company discontinued any involvement in the business of mineral exploration.

Note 3. OPTION AGREEMENT

As at April 8, 2002 and as amended on August 1, 2003 and August 3, 2004, the Company signed an option agreement with Larry R.W. Sostad. This agreement is terminated as of November 30, 2004

Note 4. RELATED PARTY TRANSACTIONS

The amount of loan payable of $50,000 was due to a related party, LCC Ventures Corporation, controlled by Mr. Peng Chen, former President and Director of the Company. Mr. Peng Chen agreed to forego payment of this loan and agreed to a debt extinguishments.

Note 5. INCOME TAXES

United States

There is a loss of $2,435 carried forward that may be applied towards future profits.

No deferred income taxes are recorded as an asset. A reserve has been claimed that offsets the amount of tax credit available from use of the loss carry forward because there is presently no indication that these tax losses will be utilized.

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 5. INCOME TAXES (cont’d)

United Kingdom

2-Track Limited has a liability for United Kingdom income taxes of $42,306 (£23,000) which is included as a current liability in accounts payable at December 31, 2004 in this consolidated financial statement.

Note 6. PENSION AND EMPLOYMENT LIABILITIES

The Company does not have liabilities as at December 31, 2004, for pension, post-employment benefits or post-retirement benefits. ECP Ventures, Inc. did  not have a pension plan.

Note 7. FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, accounts receivable and accounts payable. It is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial statements approximates their carrying values.

Note 8. FIXED ASSETS

The Company depreciates its furniture, fixture and equipment using the straight-line basis at the rate of 33.3% per annum. The cost and accumulated depreciation are as follows:

Cost	$896
Accumulated Depreciation	$374
Balance, December 31, 20004	$522

Note 9. INTANGIBLE ASSETS

The wholly-owned subsidiary company, 2-Track Limited has incurred costs that total $217,835 to December 31, 2004 for computer software development - Application Stage Costs. These costs will be amortized on a straight-line basis over a three year period, commencing on completion of each product - expected March 2005 and October 2005 respectively.

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 10. ACQUISITION OF 100% OF SHARES OF 2-TRACK LIMITED, A UNITED KINGDOM CORPORATION

Pursuant to an agreement dated November 30, 2004. ECP Ventures, Inc. (which subsequently changed its name to 2-Track Global, Inc.), exchanged 4,500,000 shares of common shares for 100% of the issued and outstanding shares of 2-Track Limited. 2-Track Limited has no outstanding options, warrants or any other rights to purchase its common stock.

The agreement closed on November 30, 2004, and immediately after the closing, the Company forward split its common stock on the basis of four new for one old share increasing its common shares outstanding to 30,000,000 common shares. The Company is not obligated to pay any finders’ agent’s or broker fees in connection with the acquisition of 2-Track Limited.

Note 11. SUBSIDIARY COMPANY (WHOLLY-OWNED) 2-TRACK LIMITED

The financial statements of the wholly-owned subsidiary, 2-Track Limited, as at December 31, 2004 and December 31, 2003, and for the twelve months ended December 31, 2004 and December 31, 2003 were audited by United Kingdom Auditors as reported, without qualification in their auditors’ report. These audited financial statement are converted, below, from United Kingdom Currency (Pounds) to United States Dollars and restated into United States Generally Accepted Accounting Standards (US GAAP) and are in accordance with United States Generally Accepted Auditing Standards (US GAAS).

The date of completion of the acquisition of 2-Track Limited by 2-Track Global, Inc. was November 30, 2004. The balance sheet of 2-Track Limited as at December 31, 2004 is consolidated with the parent company as at that date, and pursuant to ARB-51, Para 11, includes in consolidated income only the subsidiary’s revenue and expense subsequent to the date that control was obtained on November 30, 2004. A condensed balance sheet of 2-Track Limited at the November 30, 2004 acquisition date in US Dollars is as follows:

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

Note 11. SUBSIDIARY COMPANY (WHOLLY-OWNED) 2-TRACK LIMITED (cont’d)

Current Assets	$ 78,088

Cash	16,686
Accounts receivable	94,774
Total Current Assets	524
Fixed assets	217,835
Intangible assets
Total assets	313,133

Current Liabilities

Accounts payable	165,356
Net equity	$147,777

Represented by:

Capital stock	$46,917
Retained earnings	103,528
150,445
Cumulative currency translation adjustments	(2,668)
$147,777

Change of Name

2-Track Limited was initially incorporated on October 11, 2002 under the name KSMJ Limited by the Registrar of Companies for England and Wales, and by special resolution dated November 6, 2002 changed its name to 2-Track Limited.

Debt Extinguishments

During the twelve month period ended December 31, 2004, but before the acquisition of 2-Track Limited by 2-Track Global, Inc., 2-Track Limited has received loans of $673,450. The holders of this debt agreed to forego payment of the loans and agreed to debt extinguishments. In accordance with FAS-145, Para A5, this gain is disclosed separately in the face of the income statement as a component of income from continuing operations as debt extinguishments.

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2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

2-TRACK LIMITED
(A United Kingdom Corporation)
Balance Sheet
December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures at December 31, 2003)

	December 31,
ASSETS	2004	2003
	(Audited)	(Audited)
Current Assets
Cash	$31,405	$2,856
Accounts receivable	13,892	7,856
TOTAL CURRENT ASSETS	45,297	10,712
Fixed assets	522	748
Intangible assets	217,835

TOTAL ASSETS	$263,654	$11,460

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$155,788	$31,964

TOTAL CURRENT LIABILITIES	155,788	31,964
Stockholders' Equity
Capital Stock
Issued and outstanding
par value	1,559	156
Additional paid in capital	45,358	46,761
	46,917	46,917
Retained earnings (Deficit)	65,480	(67,838)
Cumulative currency translation adjustments	(4,531)	417
TOTAL STOCKHOLDERS' EQUITY	107,866	(20,504)
TOTAL CURRENT LIABILITIES AND STOCKHOLDERS' EQUITY	$263,654	$11,460

See Accompanying Notes and Independent Auditors' Report

Page - 17

Financial statements of 2-Track Limited (cont’d)

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

2-TRACK LIMITED
(A United Kingdom Corporation)
Statement of Income
December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures for Twelve Months Ended December 31, 2003)

	Twelve Months Ended
	December 31,
	2004	2003
	(Audited)	(Audited)

Sales	$42,288	$3,166
Cost of Sales	40,218	1,298
Gross Profit	2,070	1,868
Other Operating Income - debt extinguishments	673,450
	675,520	1,868
Expenses
Administrative expenses	$499,605	$69,466
Interest expense	5	91
Depreciation	226	149
TOTAL EXPENSES	499,836	69,706
Profit (Loss) Before Income Taxes	175,684	(67,838)
Income Taxes	42,366
Net Profit (Loss) for the Period	$133,318	$(67,838)

See Accompanying Notes and Independent Auditors' Report

Page - 18

Financial statements of 2-Track Limited (cont’d)

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

2-TRACK LIMITED
(A United Kingdom Corporation)
Statement of Cash Flows
December 31, 2004
(Expressed In U.S. Dollars)
(With Comparative Figures for Twelve Months Ended December 31, 2003)

	Twelve Months Ended
	December 31,
	2004	2003
	(Audited)	(Audited)
Cash Provided by (Used for)
Operating Activities
Net profit (loss) for the period	$133,318	$(67,838)
Items not requiring use of cash:
Depreciation	226	149
Cumulative currency translation adjustments	(4,948)	417
Changes in non-cash working capital items
Accounts receivable	(6,036)	(7,856)
Accounts payable	123,824	31,964

Cash provided by (used for) operating activities	246,384	(43,164)
Investing Activities

Purchase of intangible asset	(217,835)	--
Purchase of fixed assets	--	(897)
Cash used for investing purposes	(217,835)	(897)
Financing Activities
Capital stock subscribed	--	46,917

Cash provided by financing activities		46,917
Cash increase during the period	28,549	2,856
Cash, Beginning of period	2,856
Cash, End of period	$31,405	$2,856

See Accompanying Notes and Independent Auditors' Report

Page - 19

Financial statements of 2-Track Limited (cont’d)

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
(A Nevada Corporation)
Notes to Consolidated Financial Statements
December 31, 2004
(Expressed In U.S. Dollars)

2-TRACK LIMITED
(A United Kingdom Corporation)
Statement of Stockholders' Equity
For the Period From Date of Inception and Incorporation on October 11, 2002 to December 31, 2004
(Expressed In U.S. Dollars)
(Audited)

							Cumulative	Total
	Price	Number of		Additional	Total	Retained	Currency	Share-
	Per	Common	par	Paid-in	Capital	Earnings	Translation	holders'
	Share	Shares	Value	Capital	Stock	(Deficit)	Adjustment	Equity
October 11, 2002
Issuance for cash	$1.560	100	$156	$46,761	$46,917			$46,917
Net loss for the period from date of inception
on October 11, 2002 to December 31, 2003						$(67,838)	$417	(67,421)
Balance, December 31, 2003		100	156	46,761	46,917	(67,838)	417	(20,504)
* Bonus issue		900	1,403	(1,403)
Net profit for twelve months ended December 31, 2004						133,318	(4,948)	128,370
Balance, December 31, 2004		1,000	$1,559	$45,358	$46,917	$65,480	$(4,531)	$107,866

* Represents bonus issue of 9 common shares at $1.56 each for every one common share, transferring a total of
$1,403 from additional paid in capital

See Accompanying Notes and Independent Auditors' Report

Page - 20

MOEN AND COMPANY CHARTERED ACCOUNTANTS
Member:
Canadian Institute of Chartered Accountants
Institute of Chartered Accountants of British Columbia
Institute of Management Accountants (USA) (From 1965)
Registered with:
Public Company Accounting Oversight Board (USA) (PCAOB)
Canadian Public Accountability Board (CPAB)
Canada - British Columbia Public Practice Licence

Securities Commission Building
PO Box 10129, Pacific Centre
Suite 1400 - 701 West Georgia Street
Vancouver, British Columbia
Canada V7Y 1C6
Telephone: (604) 662-8899
Fax: (604) 662-8809
Email: moenca@telus.net

Report of Independent Registered Public Accounting Firm

Board of Directors of
2-Track Global, Inc. (formerly named ECP Ventures, Inc.)

We have reviewed the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated balance sheet of 2-Track Global, Inc. (formerly named ECP Ventures, Inc.) as of November 30, 2004. The historical balance sheet was reviewed by us. Such pro forma adjustments are based on management’s assumptions as described in Note 2. 2-Track Global, Inc.’s management is responsible for the pro forma financial information.

Our review was conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management’s assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma consolidated balance sheet is not necessarily indicative of the related effects on the financial position that would have been attained had the above-mentioned transactions actually occurred earlier.

Based on our review, nothing came to our attention that cause us to believe that management’s assumptions do not provide a reasonable basis for presenting the significant effect directly attributable to the above-mentioned transactions described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial information in the pro forma consolidated balance sheet as of November 30, 2004.

Moen and Company
Vancouver, B.C., Canada
February 14, 2005

Page - 21

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
Pro Forma Consolidated Balance Sheet
(Expressed In U.S. Dollars)

	2-Track
	Global, Inc.
	(formerly named
	ECP Ventures,	2-Track
	Inc.)	Limited	Pro	Pro
	Sep. 30,	Nov. 30,	Forma	Forma
	2004	2004	Adjustments	Consolidated
ASSETS	(Unaudited)	(Unaudited)
Current Assets
Cash	$198,565	$78,088		$276,653
Accounts receivable		16,686		16,686
TOTAL CURRENT ASSETS	198,565	94,774		293,339
Fixed assets		524		524
Intangible assets		217,835		217,835

TOTAL ASSETS	$198,565	$313,133		$511,698

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$50,000	$165,356	$(50,000)	$165,356

TOTAL CURRENT LIABILITIES	50,000	165,356	(50,000)	165,356
Stockholders' Equity
Capital Stock
Issued and outstanding
par value	3,000	1,559	4,500	7,500
			(1,559)
			145,945
Additional paid in capital	198,000	45,358	(45,358)	343,945
	201,000	46,917	103,528	351,445
Retained earnings (Deficit)	(52,435)	103,528	(103,528)	(2,435)
			50,000
Cumulative currency translation adjustments		(2,668)		(2,668)
TOTAL STOCKHOLDERS' EQUITY	148,565	147,777	50,000	346,342
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$198,565	$313,133		511,698
See Accompanying Notes and Independent Accountants' Review Report

Page - 22

2-TRACK GLOBAL, INC. (FORMERLY NAMED ECP VENTURES, INC.)
Pro Forma Consolidated Statement of Income
For Eleven Months Ended November 30, 2004
(Expressed In U.S. Dollars)

	2-Track
	Global, Inc.
	(formerly named			Pro	Pro
	ECP Ventures,	2-Track		Forma	Forma
	Inc.)	Limited		Adjustments	Consolidated

Sales		$42,182	$		$42,182
Cost of Sales		39,603			39,603
Gross Profit		2,579			2,579
Other Operating Income		673,450			673,450
		676,029			676,029
Expenses
Administrative expenses	$5,983	$463,615	$		$469,598
Exploration costs	4,038				4,038
Interest expense		5			5
Depreciation		224			224
Write off of account payable	(50,000)				(50,000)
TOTAL EXPENSES	(39,979)	463,844			423,865
Profit Before Income Taxes	39,979	212,185			252,164
Income Taxes		40,819			40,819
Net Profit for the Period	$39,979	$171,366	$		$211,345

Basic & Diluted Earnings per Share	$0.00

See Accompanying Notes and Independent Accountants' Review Report

Page - 23

2-TRACK GLOBAL, INC.
(FORMERLY NAMED ECP VENTURES, INC.)
Notes to Pro Forma Consolidated Balance Sheet
November 30, 2004
(Expressed in US Dollars)
(Unaudited)

Note 1.    PROPOSED TRANSACTIONS:

(a)	Acquisition by 2-Track Global, Inc. ("Global") of 100% of the outstanding shares of 2-Track Limited ("2-Track UK") by the issuance of 4,500,000 common shares of Global.

(b)	Forgiveness of current debt of $50,000 owed by Global.

(c)	Termination by Global of option agreement to develop a mining property located in Alberni Mining Division, B.C., Canada.

Note 2.    PROPOSED ASSUMPTIONS:

(a)	That the acquisition in Note 1(a) above is completed.

(b)	That the debt of $50,000 in Note 1 (b) owed by Global is forgiven

(c)	That the option agreement in Note 1 (c ) to develop the mining property is terminated.

Page - 24

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 17, 2005                                                                2-TRACK GLOBAL, INC.
                                                                        (Registrant)

                                                                    /s/ Woo Sun Jung
                                                                    Woo Sun Mike Jung
                                                                     President

Page - 25